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                                EXHIBIT (5)(d)

                FORM OF APPLICATION FOR SEPARATE ACCOUNT VA BNY





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AUSA LIFE INSURANCE COMPANY, INC.
HOME OFFICE:  4 MANHATTANVILLE ROAD
              PURCHASE, NEW YORK 10577

ADMINISTRATIVE OFFICE:  4333 EDGEWOOD ROAD N.E.
                        CEDAR RAPIDS, IOWA 52499


APPLICATION FOR VARIABLE ANNUITY CONTRACT
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1.  DESIGNATED ANNUITANT

NAME: ____________________________________________________

ADDRESS: _________________________________________________

CITY, STATE: _____________________________________________

ZIP: ________-___________ TELEPHONE: (___)________-_______

DATE OF BIRTH: _____________ AGE: ___ SEX: [ ] FEMALE [ ] MALE

SS#: ______________________    CITIZENSHIP: [ ] U.S. [ ] OTHER
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2.  CONTRACT OWNER (IF OTHER THAN ABOVE)

In the event the owner is a trust, please provide verification of trustees.

NAME: ____________________________________________________

ADDRESS: _________________________________________________

CITY, STATE:  ____________________________________________

ZIP: ________-___________ TELEPHONE: (___)________-____________

DATE OF BIRTH: _____________ AGE: ___ SEX: [ ] FEMALE [ ] MALE

SS#: ______________________   CITIZENSHIP:  [ ] U.S. [ ] OTHER
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3.  [ ] JOINT CONTRACT OWNER [ ] SUCCESSOR CONTRACT OWNER

In the event the owner is a trust, please provide verification of trustees.

NAME: ____________________________________________________

ADDRESS: _________________________________________________

CITY, STATE: _____________________________________________

ZIP: __________-________ TELEPHONE: (___)_______-_____________

DATE OF BIRTH: _____________ AGE: ___ SEX: [ ] FEMALE [ ] MALE

SS#: ________________________ CITIZENSHIP: [ ] U.S. [ ] OTHER
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4.  BENEFICIARY DESIGNATION (Include Relationship to Annuitant)

PRIMARY: _________________________________________________

RELATIONSHIP: ____________________________________________

CONTINGENT: ______________________________________________

RELATIONSHIP: ____________________________________________
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5.  TYPE OF ANNUITY

[ ] NON-QUALIFIED       [ ] IRA (Also complete Box 6)

[ ] HR - 10             [ ] SEP (Also complete Box 6)

[ ] 403 (b)             [ ] OTHER _______________________________
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6.  IRA/SEP INFORMATION

$ __________ CONTIBUTION FOR TAX YEAR ___________________

$ __________ TRUSTEE TO TRUSTEE TRANSFER

$ __________ ROLLOVER FROM: (Check One) [ ] 403(b) [ ] Pension

[ ] HR-10 [ ] Other: ______________________________________
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7.  WILL THIS ANNUITY REPLACE ANY EXISTING ANNUITY OR
    LIFE INSURANCE?

[ ] NO  [ ] YES - Please state Policy No. and Company
Name: ______________________________________________________
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8.  MINIMUM DEATH BENEFIT OPTION (Select Only One)

 This selection cannot be changed after the policy has been issued. If no option has been specified, the policy will be issued with the Return of Premium Death Benefit (Option A below).

   [ ] Option A: Return of Premium Death Benefit.

   [ ] Option B: Annual Step-Up Death Benefit: (Only available if owner(s) and the annuitant are under age 81 at time of purchase.)
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9.  PURCHASE PAYMENT (Make check payable to AUSA Life Insurance Company, Inc.)

    INITIAL PREMIUM AMOUNT $___________________________________
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10. FUTURE PREMIUM AMOUNT $________________________________

    [ ] BILL ME MONTHLY; OR    [ ] BILL ME QUARTERLY; OR

    [ ] I DO NOT WANT TO BE BILLED FOR FUTURE PREMIUM AMOUNTS.
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11. ALLOCATION OF PREMIUM PAYMENTS (Whole percentages only)
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 Alger Aggressive Growth                                ___.0%
 Alliance Growth & Income                               ___.0%
 Alliance Premier Growth                                ___.0%
 American Century Income & Growth                       ___.0%
 American Century International                         ___.0%
 Capital Guardian Global                                ___.0%
 Capital Guardian U.S. Equity                           ___.0%
 Capital Guardian Value                                 ___.0%
 Dreyfus Small Cap Value                                ___.0%
 Dreyfus U.S. Government Securities                     ___.0%
 Endeavor Asset Allocation                              ___.0%
 Endeavor Enhanced Index                                ___.0%
 Endeavor High Yield                                    ___.0%
 Endeavor Janus Growth                                  ___.0%
 Endeavor Money Market                                  ___.0%
 Fidelity - Contrafund(R)                               ___.0%
 Fidelity - Equity-Income                               ___.0%
 Fidelity - Growth                                      ___.0%
 Fidelity - Growth Opportunities                        ___.0%
 Fidelity - Mid Cap                                     ___.0%
 Gabelli Global Growth                                  ___.0%
 Goldman Sachs Growth                                   ___.0%
 Great Companies - America/SM/                          ___.0%
 Great Companies - Global/2/                            ___.0%
 Great Companies - Technology/SM/                       ___.0%
 Janus Aspen - Aggressive Growth                        ___.0%
 Janus Aspen - Strategic Value                          ___.0%
 Janus Aspen - Worldwide Growth                         ___.0%
 Jennison Growth                                        ___.0%
 NWQ Value Equity                                       ___.0%
 Pilgrim Baxter Mid Cap Growth                          ___.0%
 Salomon All Cap                                        ___.0%
 Transamerica VIF Growth                                ___.0%
 Transamerica VIF Small Company                         ___.0%
 T. Rowe Price Dividend Growth                          ___.0%
 T. Rowe Price Equity Income                            ___.0%
 T. Rowe Price Growth Stock                             ___.0%
 T. Rowe Price International Stock                      ___.0%
 T. Rowe Price Small Cap                                ___.0%
 Van Kampen Emerging Growth                             ___.0%
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AUSA Life Insurance Company, Inc. - Fixed Account Options

  Dollar Cost Averaging (DCA) Fixed Account:    ___________.0%
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  Guaranteed Period 1 YEAR  _________.0%
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Additional: _________________________________  ____________.0%

_____________________________________________  ____________.0%

_____________________________________________  ____________.0%

_____________________________________________  ____________.0%

_____________________________________________  ____________.0%

_____________________________________________  ____________.0%
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        INVESTMENT ALLOCATIONS MUST TOTAL 100%
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                  YOUR SIGNATURE IS REQUIRED ON THE BACK PAGE

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APPLICATION FOR VARIABLE ANNUITY CONTRACT
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12. DOLLAR COST AVERAGING

 By signing below I (We) authorize AUSA Life Insurance Company, Inc. to transfer funds from my selected account to invest in the portfolio(s), in the amount indicated below. Transfers will be made monthly. I understand that the transfers will continue until I terminate the program in writing, or until my balance under the program falls below the minimum transfer amount. If this happens, the balance will be transferred as indicated below, but on a pro-rata basis. I also understand that AUSA Life's Dollar Cost Averaging program is subject to the rules and restrictions associated with the AUSA Life contract and at the time the program begins there must be sufficient Annuity Purchase Value to cover six month's transfers.

Transfer From:
 DCA FIXED ACCOUNT OPTIONS
  [ ] DCA Non-Enhanced Rate; or
  [ ] DCA 6 Month Enhanced Rate; or
  [ ] DCA 12 Month Enhanced Rate

 DCA SUB-ACCOUNTS
  [ ] Money Market Portfolio; or
  [ ] U.S.Gov.SecuritiesPortfolio

 Please Invest:
   $____________________($500min.)

  [ ] Monthly (Six Transfers Minimum)

                        Please Invest In Following Accounts For Each Transfer (Allocation Must Total 100%):
Alger Aggressive Growth              ___.0%    Endeavor Money Market            ___.0%    Jennison Growth                   ___.0%
Alliance Growth & Income             ___.0%    Fidelity - Contrafund(R)         ___.0%    NWQ Value Equity                  ___.0%
Alliance Premier Growth              ___.0%    Fidelity - Equity-Income         ___.0%    Pilgrim Baxter Mid Cap Growth     ___.0%
American Century Income & Growth     ___.0%    Fidelity - Growth                ___.0%    Salomon All Cap                   ___.0%
American Century International       ___.0%    Fidelity - Growth Opportunities  ___.0%    Transamerica VIF Growth           ___.0%
Capital Guardian Global              ___.0%    Fidelity - Mid Cap               ___.0%    Transamerica VIF Small Company    ___.0%
Capital Guardian U.S. Equity         ___.0%    Gabelli Global Growth            ___.0%    T. Rowe Price Dividend Growth     ___.0%
Capital Guardian Value               ___.0%    Goldman Sachs Growth             ___.0%    T. Rowe Price Equity Income       ___.0%
Dreyfus Small Cap Value              ___.0%    Great Companies - America/SM/    ___.0%    T. Rowe Price Growth Stock        ___.0%
Dreyfus U.S. Government Securities   ___.0%    Great Companies - Global/2/      ___.0%    T. Rowe Price International Stock ___.0%
Endeavor Asset Allocation            ___.0%    Great Companies - Technology/SM/ ___.0%    T. Rowe Price Small Cap           ___.0%
Endeavor Enhanced Index              ___.0%    Janus Aspen - Aggressive Growth  ___.0%    Van Kampen Emerging Growth        ___.0%
Endeavor High Yield                  ___.0%    Janus Aspen - Strategic Value    ___.0%    ____________________________      ___.0%
Endeavor Janus Growth                ___.0%    Janus Aspen - Worldwide Growth   ___.0%    ____________________________      ___.0%
                                                                                          ____________________________      ___.0%

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13. ASSET REBALANCING...Not available when Dollar Cost Averaging is in effect or when any other transfer is requested.

[ ] Yes, by checking this box I am authorizing AUSA Life Insurance Company, Inc. to automatically transfer amounts among the sub-accounts (as indicated below) on a regular basis to maintain a desired allocation of the Annuity Purchase Value among the various sub-accounts offered. Asset Rebalancing is not available for any amounts in the Fixed Account nor when Dollar Cost Averaging is in effect.

Rebalance:
 [ ] Monthly
 [ ] Quarterly
 [ ] Semi-Annual
 [ ] Annual

Date to Begin:

____/____/____

                                   Rebalance In Following Accounts (Allocation must equal 100%)
Alger Aggressive Growth              ___.0%    Endeavor Money Market             ___.0%    Jennison Growth                   ___.0%
Alliance Growth & Income             ___.0%    Fidelity - Contrafund(R)          ___.0%    NWQ Value Equity                  ___.0%
Alliance Premier Growth              ___.0%    Fidelity - Equity-Income          ___.0%    Pilgrim Baxter Mid Cap Growth     ___.0%
American Century Income & Growth     ___.0%    Fidelity - Growth                 ___.0%    Salomon All Cap                   ___.0%
American Century International       ___.0%    Fidelity - Growth Opportunities   ___.0%    Transamerica VIF Growth           ___.0%
Capital Guardian Global              ___.0%    Fidelity - Mid Cap                ___.0%    Transamerica VIF Small Company    ___.0%
Capital Guardian U.S. Equity         ___.0%    Gabelli Global Growth             ___.0%    T. Rowe Price Dividend Growth     ___.0%
Capital Guardian Value               ___.0%    Goldman Sachs Growth              ___.0%    T. Rowe Price Equity Income       ___.0%
Dreyfus Small Cap Value              ___.0%    Great Companies - America/SM/     ___.0%    T. Rowe Price Growth Stock        ___.0%
Dreyfus U.S. Government Securities   ___.0%    Great Companies - Global/2/       ___.0%    T. Rowe Price International Stock ___.0%
Endeavor Asset Allocation            ___.0%    Great Companies - Technology/SM/  ___.0%    T. Rowe Price Small Cap           ___.0%
Endeavor Enhanced Index              ___.0%    Janus Aspen - Aggressive Growth   ___.0%    Van Kampen Emerging Growth        ___.0%
Endeavor High Yield                  ___.0%    Janus Aspen - Strategic Value     ___.0%    ___________________________       ___.0%
Endeavor Janus Growth                ___.0%    Janus Aspen - Worldwide Growth    ___.0%    ___________________________       ___.0%
                                                                                           ___________________________       ___.0%

To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application shall be a part of any annuity contract issued to me. I also understand that the Company reserves the right to reject any application or purchase payment. If this application is declined, there shall be no liability on the part of the Company and any purchase payments submitted shall be returned.

  I UNDERSTAND THAT ANNUITY PAYMENTS AND TERMINATION VALUES, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT OF THE COMPANY, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

  Receipt of a current prospectus of the AUSA Endeavor Variable Annuity Account, Endeavor Series Trust and WRL Series Fund, Inc. is hereby acknowledged.

  [ ] Please check if you wish to receive the Statement of Additional
      Information.

  I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS POLICY IS SUITABLE FOR MY NEEDS.

ADDITIONAL FORMS ARE REQUIRED FOR SYSTEMATIC PAYOUT OPTION.
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14. BE SURE TO COMPLETE THIS SECTION

Signed at _____________________ this _____________ day of _____________, _______

______________________  ___________________________   __________________________
  Annuitant Signature       Owner Signature              Joint Owner (successor
                            (if different                   owner signature)
                             from Annuitant)
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15a. SELLING AGENT USE ONLY -- NOT TO BE FILLED IN BY APPLICANT

                             (  )    -                                  /   /
__________________________  __________________ ___________________  ___________
 Agent Name (Please Print)   Agent Telephone    Agent Signature      Date

 _________________________________________   __________________________________
 Agent Address                                Broker/Dealer Client Account No.

 ______________________  ______________________  _______________________________
 Agent Firm               AUSA Life Agent No.      (If Applicable) Florida Agent
                                                    License I.D. No.

15b. Do you have reason to believe the contract applied for is to replace any existing annuity or insurance owned by applicant?

  [ ] No [ ] Yes, Company Name ____________________________________
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Please make check payable to AUSA LIFE INSURANCE COMPANY, INC. (Use following address for mail, Fed. Express, etc.)
Send check with application to AUSA Life Insurance Company, Inc., Attn: Annuity Department, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-0001



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